U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 1999

                            DRIVINGAMERICA.COM, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                MATHY CORPORATION
                                -----------------
                           (Former Name of Registrant)

                                    COLORADO
                                    --------
                        (Current state of incorporation)


          0-24447                                          84-1463449
          -------                                          ----------
    (Commission File No.)                                (IRS Employer
                                                       Identification No.)


  18004 Skypark Circle, Suite 170
           Irvine, CA                                         92614
           ----------                                         -----
(Address of principal executive offices)                    (Zip code)

                               2851 S. Parker Road
                                    Suite 720
                             Aurora, Colorado 80014
                             ----------------------
                           (Former principal address)


Registrant's telephone number, including area code: (949) 263-8890

ITEM 1(A). CHANGE IN CONTROL OF REGISTRANT.

                  Effective May 7, 1999, pursuant to a definitive agreement (attached hereto and incorporated herein as Exhibit 2.4) (the "Agreement"), Mathy Corporation (the "Company") acquired all of the issued and outstanding securities of the Cooper Memphis Group, Inc. ("Cooper"), a California corporation. The terms of the transaction involved the Company undertaking a forward split of its issued and outstanding common stock whereby 2.5 shares of common stock were issued in exchange for every share of common stock outstanding immediately prior to the closing of the transaction in order to establish the number of issued and outstanding common shares of the Company at closing to be 1,250,000. Thereafter, the Company issued an aggregate of 11,250,000 shares of its "restricted" common stock to the former shareholders of Cooper in exchange for all of their stock in Cooper. Cooper did not survive the transaction. The Company also changed its name to "DrivingAmerica.com, Inc."

                  Pursuant to the terms of the Agreement the Company's officers and directors, Andrew I. Telsey and Darlene D. Kell, resigned their respective positions in the Company and the following persons were appointed as the new officers and/or directors of the Company:

              NAME                           OFFICE
              ----                           ------

         Charles M. Davis      Chief Executive Officer,
                                 President, Director
         Joseph A. Spano       Vice President, Secretary,
                                 Treasurer, Director
         Daryl L. Travis       Director
         John M. Davis         Director
         John B. Rock          Chairman of the Board of Directors

                  The percentage of voting securities of the Company now beneficially owned directly or indirectly by the entity who acquired control and the identity of the entities who acquired control are as follows:

                                                          Percent
Name and Address of           Amount and Nature of          of
Beneficial Owner              Beneficial Ownership         Class
----------------              --------------------         -----

Charles M. Davis                     8,000,000              64%
192 Stonecliff Aisle
Irvine, CA 92614

Daryl L. Travis                      2,500,000              20%
910 Lake Shore Dr.
Chicago, IL 60611

                                                          Percent
Name and Address of           Amount and Nature of          of
Beneficial Owner              Beneficial Ownership         Class
----------------              --------------------         -----

John M. Davis                          375,000               3%
315 Union Ave.
Steubenville, OH 43952

All Directors                       10,875,000              87%
and Officers as a
Group (5 persons)


     Mr. Charles Davis and John Davis are brothers. No other family relationship exists between the prospective officers and directors of the Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Effective May 7, 1999, the Company acquired all of the issued and outstanding securities of Cooper, consisting of 2,000,000 shares of common stock. The nature and amount of consideration given in connection with the agreement was the issuance of 11,250,000 shares of "restricted" common stock of the Company to the former Cooper shareholders. The consideration given and received was determined by arms-length negotiations between the principals of the Company and principals of Cooper. No material relationship existed or presently exists between management of the companies.

                  As part of the material terms of the Agreement, the Company changed its name to "DrivingAmerica.com, Inc." ("DAI") and changed its jurisdiction of incorporation from Colorado to Delaware. DAI's principal business is as a marketer of database information related to automotive marketing under the name "Automotive Consumer Services." The initial database is comprised of new vehicle information, including specifications and dealer vehicle costs, which are sold to consumers in the form of printed vehicle reports. In turn, the consumers who purchase the reports, along with their behavioral characteristics, become the source of a secondary, marketed database of consumer information to several manufacturers of automobiles, local dealer referral programs and affinity groups. DAI is based in Irvine, California.

         DAI intends to expand operations into other logically related and lucrative services related to the acquisition of an automobile. At the same time, it expects to develop Internet technology to facilitate the expansion of the list of services to include other auto-related financial services.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On May 24, 1999, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C., contained a going concern opinion.

                  Also on May 24, 1999, the Registrant engaged the accounting firm of Hollander, Lumer & Co., independent public accountants, to audit the Registrant's fiscal year ended December 31, 1999, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended March 31, 1999, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

                  There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

                  The Registrant has requested that Kish, Leake & Associates, P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated May 24, 1999, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7(A) AND 7(B). FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL
STATEMENTS

         The Registrant hereby undertakes to file an amendment to this Form 8-K within sixty (60) days from the date of this filing, to include the audited financial statements of the Cooper Memphis Group, Inc. for the fiscal years ended December 31, 1998 and 1997.

ITEM 7(C).  EXHIBITS.

         Number                  Exhibit
         ------                  -------

          2.4 Agreement and Plan of Reorganization between the Company and the Cooper Memphis Group, Inc.

         16.1 Letter of Resignation of Registrant's independent certified accountant, Kish, Leake & Associates, P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DRIVINGAMERICA.COM, INC.



                                       By:/s/ Charles M. Davis
                                          --------------------------
                                          Charles M. Davis,
                                          President

Dated:  May 24, 1999

                            DRIVINGAMERICA.COM, INC.


                             EXHIBIT 2.4 TO FORM 8-K


                      AGREEMENT AND PLAN OF REORGANIZATION

                           BETWEEN THE COMPANY AND THE

                           COOPER MEMPHIS GROUP, INC.

                      AGREEMENT AND PLAN OF REORGANIZATION

                                 by and between

                               MATHY CORPORATION,
                             a Colorado corporation


                                       and


                         THE COOPER MEMPHIS GROUP, INC.
                            a California corporation
















                           effective as of May 7, 1999

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, made and entered into this 7th day of May 1999, by and between Mathy Corporation, a Colorado corporation ("Mathy") with its principal place of business located at 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014 and The Cooper Memphis Group, Inc., a California corporation ("CMG"), with its principal place of business located at 18004 Skypark Circle, Suite 170, Irvine, CA 92614 ("CMG").

                                    PREMISES

     WHEREAS, this Agreement provides for the merger of CMG into Mathy, and in connection therewith, the conversion of the outstanding common stock of CMG into shares of common voting stock of Mathy, all for the purpose of effecting a tax-free reorganization pursuant to sections 354 and 368(a) of the Internal Revenue Code of 1986, as amended; and

     WHEREAS, the boards of directors and shareholders of CMG and Mathy have determined, subject to the terms and conditions set forth in this Agreement, that the merger contemplated hereby is desirable and in the best interests of their respective corporations. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed merger.

                                    AGREEMENT

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                                       CMG

     As an inducement to and to obtain the reliance of Mathy, CMG represents and warrants as follows:

     SECTION 1.1 ORGANIZATION. CMG is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the CMG Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of CMG as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of CMG's articles of incorporation or bylaws. CMG has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

     SECTION 1.2 CAPITALIZATION. CMG's total authorized capital consists of 2,000,000 Common Shares, no par value per share. As of the date of Closing, as defined hereinbelow, there will be 2,000,000 Common Shares issued and outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. CMG has no other securities, warrants or options authorized or issued.

     SECTION 1.3 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. Except as otherwise set forth in the CMG Schedules, CMG does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

     SECTION 1.4 FINANCIAL STATEMENTS. Included in the CMG Schedules is an audited financial statement, including a balance sheet, statement of operations, shareholder equity and cash flows and notes thereto, dated as of December 31, 1998. Relevant thereto:

                           (a) the CMG balance sheets present fairly as of their
                  date the financial condition of CMG. CMG does not have, as of the date of such balance sheets, except as noted and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto and all assets reflected therein are properly reported and present fairly the value of the assets of CMG, in accordance with generally accepted accounting principles;

                           (b) CMG has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable;

                           (c) CMG has filed all state, federal and local income
                  tax returns required to be filed by it from inception to the date hereof, if any;

                           (d) The books and records,  financial and others,  of
                  CMG are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

                           (e) except as and to the extent disclosed in the most
                  recent CMG balance sheet and the CMG Schedules, CMG has no material contingent liabilities, direct or indirect, matured or unmatured.

     SECTION 1.5 INFORMATION. The information concerning CMG set forth in this Agreement and in the CMG Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     SECTION 1.6 OPTIONS AND WARRANTS/SHARES RESERVED FOR ISSUANCE. There are no existing options, warrants, calls or commitments of any character to which CMG is a party and by which it is bound.

     SECTION 1.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as set forth in this Agreement, the CMG Schedules, or as otherwise disclosed to Mathy, since December 31, 1998:

                           (a) there has not been: (i) any material adverse change in the business, operations, properties, assets or condition of CMG; or (ii) any damage, destruction or loss to CMG (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of CMG;

                           (b) CMG has not: (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed or agreed to purchase or redeem any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of CMG;
                  (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $5,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement or other employee benefit plan, payment or arrangement made to, for, or with its officers, directors or employees;

                           (c) CMG has not:  (i)  granted or agreed to grant any
                  options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof;
                  (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent CMG balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights (except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than $10,000); (v) made or permitted any amendment or termination of any contract, agreement or license to which it is a party if such amendment or termination is material, considering the business of CMG; or (vi) issued, delivered or agreed to issue or deliver any stock, bonds or other corporate securities, including debentures (whether authorized and unissued or held as treasury stock); and

                           (d) to the best  knowledge  of CMG, it has not become
                  subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of CMG.

     SECTION 1.8 TITLE AND RELATED MATTERS. CMG has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") which are reflected in the most recent CMG audited balance sheet and the CMG Schedules or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances except: (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not, materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the CMG Schedules. Except as set forth in the CMG Schedules, CMG owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with CMG's business. Except as set forth in the CMG Schedules, no third party has any right to, and CMG has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of CMG or any material portion of its properties, assets or rights.

     SECTION 1.9 LITIGATION AND PROCEEDINGS. To the best of CMG's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against CMG or affecting CMG or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of CMG. CMG does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     SECTION 1.10 CONTRACTS.

                           (a) Except as included or described in the CMG Schedules, there are no material contracts, agreements, franchises, license agreements or other commitments to which CMG is a party or by which it or any of its assets, products, technology or properties are bound;

                           (b) Except as included or described in the CMG Schedules or reflected in the most recent CMG balance sheet, CMG is not a party to any oral or written: (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which CMG is a primary obligor, for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of $10,000 in the aggregate;
                  (v) consulting or other similar contracts with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreements; (vii) agreement with any present or former officer or director of CMG; or (viii) contract, agreement or other commitment involving payments by it of more than $10,000 in the aggregate; and

                           (c) To CMG's  knowledge,  all contracts,  agreements,
                  franchises, license agreements and other commitments to which CMG is a party or by which its properties are bound and which are material to the operations of CMG taken as a whole, are valid and enforceable by CMG in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     SECTION 1.11 MATERIAL CONTRACT DEFAULTS. Except as set forth in the CMG Schedules, to the best of CMG's knowledge and belief, CMG is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of CMG, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which CMG has not taken adequate steps to prevent such a default from occurring.

     SECTION  1.12 NO CONFLICT  WITH OTHER  INSTRUMENTS.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which CMG is a party or to which any of its properties or operations are subject.

     SECTION 1.13 GOVERNMENTAL AUTHORIZATIONS. To the best of CMG's knowledge, CMG has all licenses, franchises, permits or other governmental authorizations legally required to enable CMG to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by CMG of this Agreement and the consummation by CMG of the transactions contemplated hereby.

     SECTION 1.14 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of CMG's knowledge, except as disclosed in the CMG Schedules, CMG has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of CMG or would not result in CMG's incurring any

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



material liability.

     SECTION 1.15 INSURANCE. All of the insurable properties of CMG are insured for CMG's benefit in accordance with the insurance policies disclosed in the CMG Schedules under valid and enforceable policies issued by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding and in full force at the Closing Date.

     SECTION 1.16 APPROVAL OF AGREEMENT. The board of directors and shareholders of CMG have authorized the execution and delivery of this Agreement by CMG and have approved the transactions contemplated hereby.

     SECTION 1.17 MATERIAL TRANSACTIONS OR AFFILIATIONS. Except as disclosed herein and in the CMG Schedules, there exists no material contract, agreement or arrangement between CMG and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by CMG to own beneficially, ten percent (10%) or more of the issued and outstanding CMG Common Shares and which is to be performed in whole or in part after the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services or in kind, has been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to CMG than terms available from otherwise unrelated parties in arms length transactions. There are no commitments by CMG, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     SECTION 1.18 LABOR RELATIONS. CMG has never had a work stoppage resulting from labor problems. To the best knowledge of CMG, no union or other collective bargaining organization is organizing or attempting to organize any employee of CMG.

     SECTION 1.19 PREVIOUS SALES OF SECURITIES. Since inception, CMG has sold CMG Common Shares to investors in reliance upon applicable exemptions from the registration requirements under the laws of the United States, the state of California and such other states in the United States where such sales have occurred. All such sales were made in accordance with the laws of the United States and those states where such securities were sold.

     SECTION 1.20 CMG SCHEDULES. Upon execution hereof, CMG will deliver to Mathy the following schedules, which are collectively referred to as the "CMG Schedules" and which consist of separate schedules dated as of the date of this Agreement and instruments and data as of such date, all certified by the chief executive officer of CMG as complete, true and correct in all material respects:

                           (a) copies of the articles of incorporation, bylaws
                  and all minutes of shareholders' and directors' meetings of CMG;

                           (b) the financial statements of CMG referenced
                  hereinabove in Section 1.4;

                           (c) a list  indicating  the name and  address  of the
                  stockholders of CMG, together with the number of shares owned by them;
                           (d) copies of all licenses, permits and other governmental authorizations, requests or applications therefor, pursuant to which CMG carries on or proposes to carry on its business (except those which in the aggregate, are immaterial to the present or proposed business of CMG);

                           (e) a list of every debt, mortgage, security interest, pledge, lien, encumbrance or claim of any nature whatsoever in excess of $10,000 as may affect CMG, its properties or assets;

                           (f) a list of all executive employees of CMG, including current compensation, with notation as to job description and whether or not such employee is subject to a written contract;

                           (g) a description  of all real and personal  property
                  owned by CMG, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim or equity interest of any nature whatsoever in such real and personal property;

                           (h)  copies  of  all  material   contracts,   leases,
                  agreements or other instruments to which CMG is a party or by which it or its properties are bound;

                           (i) the  name  and  location  of each  bank or  other
                  institution with which CMG has an account or safety deposit box and the names of all persons authorized to draw thereon or having access thereto;

                           (j) a list of all  patent  applications,  copyrights,
                  trademarks, service marks and trade names that are pertinent in any manner whatsoever to the development, testing, registration, assembly, manufacture, use or sale of any products or services used in the business of CMG and in which either CMG or CMG's stockholders has or previously had any direct or indirect, equitable or legal right or interest;

                           (k) a copy of all material  documentation relating to
                  the  sale  of  CMG  Common   Shares  by  CMG  to  its  present
                  stockholders;

                           (l) a list of insurance policies referred to in
                  Section 1.15;

                           (m) a description  of any material  adverse change in
                  the business operations, property, inventory, assets or condition of CMG since the most recent CMG balance sheet required to be provided pursuant to Section 1.7;

                           (n) any other information, together with any required
                  copies of documents required to be disclosed in the CMG Schedules by Sections 1.1 through 1.19.

     CMG shall cause the CMG Schedules and the instruments and data delivered to Mathy hereunder to be updated after the date hereof up to and including the Closing Date, as hereinafter defined.

                                   ARTICLE II

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                                    OF MATHY

     As an inducement to, and to obtain the reliance of CMG, Mathy represents and warrants as follows:

     SECTION 2.1 ORGANIZATION. Mathy is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it are now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Mathy Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, and bylaws of Mathy as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Mathy's articles of incorporation or bylaws. Mathy has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement. Mathy has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to consummate the transactions herein contemplate.

     SECTION 2.2 CAPITALIZATION. The authorized capitalization of

Mathy consists of 25,000,000 shares of Preferred Stock, par value $0.001 per share, and 100,000,000 Common Shares, par value $.001 per share. As of the date hereof there are 500,000 common shares of Mathy issued and outstanding. Simultaneous with the Closing Date, as defined hereinbelow, the Board of Directors of Mathy shall undertake a forward split of the Mathy issued and outstanding Common Stock, whereby 2.5 shares of Common Stock shall be issued in exchange for every 1 share of Common Stock presently issued and outstanding, in order to establish the number of issued and outstanding common shares to be 1,250,000. As of the Closing Date, as defined herein, there will be no more than 1,250,000 common shares issued and outstanding and reserved for issuance (the "Mathy Common Shares") held by the then existing securities holders of Mathy. All issued and outstanding Mathy Common Shares have been legally issued, fully paid and are nonassessable. There are no preferred shares issued or outstanding. All issued and outstanding Mathy Common Shares have been legally issued, fully paid and are nonassessable.

     SECTION 2.3 SUBSIDIARIES. Mathy has no subsidiary companies.

     SECTION 2.4 FINANCIAL STATEMENTS.

                           (a) Included in the Mathy  Schedules  are the audited
                  financial statements of Mathy for the years ended March 31, 1999 and 1998 and the related statements of operations, stockholders' equity and cash flows for the periods then ended, which are included in the schedules identified in
                  Section 2.18(c).

                           (b) All such financial  statements have been prepared
                  in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Mathy balance sheets presents fairly as of their respective dates the financial condition of Mathy. Mathy did not have as of the date of any of such Mathy balance sheets, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Mathy, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and changes in financial position reflect fairly the information required to be set forth therein by generally accepted accounting principles.

                           (c) The books and records,  financial and others,  of
                  Mathy are in all material respects complete and correct and have been maintained in accordance with good business accounting practices.

                           (d) Mathy has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

                           (e) As of the  Closing  Date,  as defined  herein the
                  Mathy balance sheet and the notes thereto, shall reflect that Mathy has: (i) no receivables; (ii) no accounts payable; and
                  (iii) no contingent liabilities, direct or indirect, matured or unmatured.

     SECTION 2.5 INFORMATION. The information concerning Mathy as set forth in this Agreement and in the Mathy Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     SECTION 2.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as described herein or in the Mathy Schedules, since March 31, 1999:

                           (a) Mathy has not: (i) amended its articles of incorporation or bylaws; (ii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Mathy; (iii) made any material change in its method of management, operation or accounting; or (iv) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

                           (b) Mathy has not: (i) granted or agreed to grant any
                  options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been cancelled as of the Closing Date; or (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; and

                           (c) to the best knowledge of Mathy, it has not become
                  subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of Mathy.

     SECTION 2.7 TITLE AND RELATED MATTERS. As of the Closing Date, Mathy will own no real, personal or intangible property.

     SECTION 2.8 LITIGATION AND PROCEEDINGS. There are no actions, suits or proceedings pending or, to the best of Mathy's knowledge and belief, threatened by or against or affecting Mathy, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Mathy. Mathy does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

     SECTION 2.9 CONTRACTS. On the Closing Date:

                           (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which Mathy is a party or by which it or any of its properties are bound;

                           (b) Mathy is not a party to any contract,  agreement,
                  commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Mathy can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Mathy; and

                           (c) Mathy is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director of Mathy; or (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate.

     SECTION  2.10 NO CONFLICT  WITH OTHER  INSTRUMENTS.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Mathy is a party or to which any of its properties or operations are subject.

     SECTION 2.11 MATERIAL CONTRACT DEFAULTS. To the best of Mathy's knowledge and belief, Mathy is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Mathy, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Mathy has not taken adequate steps to prevent such a default from occurring.

     SECTION 2.12 GOVERNMENTAL AUTHORIZATIONS. To the best of Mathy's knowledge, Mathy has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Mathy of the transactions contemplated hereby.

     SECTION 2.13 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of Mathy's knowledge and belief, Mathy has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Mathy or would not result in Mathy's incurring any material liability.

     SECTION 2.14 INSURANCE. Mathy has no insurable properties and no insurance policies will be in effect at the Closing Date, as hereinafter defined.

     SECTION 2.15 APPROVAL OF AGREEMENT. The board of directors and shareholders of Mathy has authorized the execution and delivery of this Agreement by Mathy and have approved the transactions contemplated hereby.

     SECTION 2.16 MATERIAL TRANSACTIONS OR AFFILIATIONS. As of the Closing Date there will exist no material contract, agreement or arrangement between Mathy and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Mathy to own beneficially, ten percent (10%) or more of the issued and outstanding common stock of Mathy and which is to be performed in whole or in part after the date hereof. Mathy has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     SECTION 2.17 LABOR RELATIONS. Mathy has never had a work stoppage resulting from labor problems. Mathy has no employees other than its officers and directors.

     SECTION 2.18. 34 ACT FILINGS. As of the Closing Date, Mathy shall be current in, and in compliance with all requirements of, all filings required to be tendered to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Said filings contain all of the information required pursuant to the Securities Exchange Act of 1934, as amended and, to the best knowledge of Mathy, do not fail to state any material facts which were required to be so stated.

     SECTION 2.19 MATHY SCHEDULES. Upon execution hereof, Mathy shall deliver to CMG the following schedules, which are collectively referred to as the "Mathy Schedules" which are dated the date of this Agreement, all certified by an officer of Mathy to be complete, true and accurate:

                           (a) complete and correct copies of the articles of incorporation and bylaws of Mathy as in effect as of the date of this Agreement;

                           (b) copies of all financial statements of Mathy identified in Section 2.4(a);

                           (c) the description of any material adverse change in
                  the business, operations, property, assets, or condition of Mathy since March 31, 1999 required to be provided pursuant to
                  Section 2.6; and

                           (d) any other information, together with any required
                  copies of documents, required to be disclosed in the Mathy Schedules by Sections 2.1 through 2.17.

     Mathy shall cause the Mathy Schedules and the instruments to be delivered to CMG hereunder to be updated after the date hereof up to and including the Closing Date.

                                   ARTICLE III

                                     MERGER

     SECTION 3.1 DELIVERY OF CMG SECURITIES. On the Closing Date, the holders of the CMG Common Shares shall deliver to Mathy (i) certificates or other documents evidencing all of the issued and outstanding CMG Common Shares, duly endorsed in blank or with executed stock power attached thereto in transferrable form, and
(ii) investment letters, the form of which is attached hereto as Exhibit "A".

     SECTION 3.2 ISSUANCE OF MATHY COMMON SHARES. (a) In exchange for all of the CMG Common Shares tendered pursuant to Section 3.1,

Mathy shall issue an aggregate of 11,250,000 "restricted" Mathy Common Shares to the CMG shareholders on a pro rata basis, so that the CMG shareholders will own 90% of the surviving company's issued and outstanding common stock.

     (b) No  fractional  Mathy Common  Shares  shall be issued  pursuant to this
Section 3.2. In lieu of such fractional shares, all shares to be issued shall be rounded up or down to the nearest whole share.

     SECTION 3.3 EVENTS PRIOR TO CLOSING. Upon execution hereof or as soon thereafter as practical, management of Mathy and CMG shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced hereinbelow.

     SECTION 3.4 CLOSING. The closing ("Closing" or the "Closing Date") of the transaction contemplated by this Agreement shall be as of the date in which all of the conditions included in Sections 3.1 and 3.2 hereinabove and those additional conditions contained in Article V hereinbelow have been satisfied by the respective party and all documentation referenced herein is delivered to the respective party herein, unless a different date is mutually agreed to in writing by the parties hereto.

     SECTION 3.5 TERMINATION.

                  (a) This Agreement may be terminated by the board of directors of either Mathy or CMG at any time prior to the Closing Date if:

                           (i) there  shall be any action or  proceeding  before
                  any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the merger contemplated by this Agreement; or

                           (ii) any of the transactions  contemplated hereby are
                  disapproved by any regulatory authority whose approval is required to consummate such transactions; or

                           (iii) the  conditions  described in Section 6.6 below
                  have not been satisfied in full.

         In the event of  termination  pursuant  to this  paragraph  (a) of this
         Section 3.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

                  (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Mathy if CMG shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of CMG contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days' written notice thereof is given to CMG. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

                  (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of CMG if Mathy shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Mathy contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Mathy. If this Agreement is terminated pursuant to this paragraph (c) of Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     SECTION 3.6 DIRECTORS OF MATHY. Upon the Closing, the present members of Mathy's Board of Directors shall tender their resignations seriatim so that the following persons are appointed directors of Mathy in accordance with procedures set forth in the Mathy bylaws: Charles M. Davis, Joseph A. Spano, Daryl L. Travis, John M. Davis and John B. Rock (who shall be appointed Chairman of the Board of Directors). Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

     SECTION 3.7 OFFICERS OF MATHY. Upon the Closing, the present officers of Mathy shall tender their resignations and simultaneous therewith, the following person shall be elected as officer of Mathy in accordance with procedures set forth in the Mathy bylaws:

                        NAME                                 OFFICE
                        ----                                 ------

                  Charles M. Davis                 CEO/President

                  Joseph A. Spano                  Vice President, Secretary,

                                                   Treasurer


                                   ARTICLE IV

                                SPECIAL COVENANTS

     SECTION 4.1 ACCESS TO PROPERTIES AND RECORDS. Mathy and CMG will each afford to the officers and authorized representatives of the other full access to the properties, books and records of Mathy and CMG, as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Mathy and CMG, as the case may be, as the other shall from time to time reasonably request.

     SECTION 4.2 AVAILABILITY OF RULE 144. Each of the parties acknowledge that the stock of Mathy to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act. Mathy is under no obligation to register such shares under the Securities Act, or otherwise. Notwithstanding the foregoing, however, following the Closing Date, Mathy will use its best efforts to: (a) make publicly available on a regular basis not less than semi-annually, business and financial information regarding Mathy so as to make available to the shareholders of Mathy the provisions of Rule 144 pursuant to subparagraph (c)(2) thereof; and (b) within ten (10) days of any written request of any stockholder of Mathy, Mathy will provide to such stockholder written confirmation of compliance with such of the foregoing subparagraph as may then be applicable. The stockholders of Mathy holding restricted securities of Mathy as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

     SECTION 4.3 INFORMATION FOR MATHY PUBLIC REPORTS. CMG will furnish Mathy with all information concerning CMG and the CMG Stockholders, including all financial statements, required for inclusion in any registration statement or public report intended to be filed by Mathy pursuant to the Securities Act, the Exchange Act, or any other applicable federal or state law. CMG covenants that all information so furnished for either such registration statement or other public release by Mathy, including the financial statements described in Section 1.4, shall be true and correct in all material respects without omission of any material fact required to make the information stated therein not misleading.

     SECTION 4.4 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE MATHY COMMON SHARES TO BE ISSUED IN THE MERGER. The consummation of this Agreement, including the issuance of the Mathy Common Shares to the stockholders of CMG as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the CMG stockholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing, CMG shall cause to be delivered, and the CMG stockholders shall deliver to Mathy, the investment letter referenced in Section 3.1.

     SECTION 4.5 THIRD PARTY CONSENTS. Mathy and CMG agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     SECTION 4.6 ACTIONS PRIOR TO CLOSING.

                           (a) From and after the date of this  Agreement  until
                  the Closing Date and except as set forth in the Mathy or CMG Schedules or as permitted or contemplated by this Agreement, Mathy and CMG will each use its best efforts to:

                                    (i)  carry on its business in substantially
                           the same manner as it has heretofore;

                                    (ii)  maintain  and keep its  properties  in
                           states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                                    (iii)  maintain  in full  force  and  effect
                           insurance comparable in amount and in scope of coverage to that now maintained by it;

                                    (iv) perform in all material respects all of
                           its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

                                    (v)   maintain  and  preserve  its  business
                           organization intact, to retain its key employees and to maintain its relationship with its material suppliers and customers; and

                                    (vi) fully  comply  with and  perform in all
                           material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities.

                           (b) From and after the date of this  Agreement  until
                  the Closing Date, neither Mathy nor CMG will, without the prior consent of the other party:

                                    (i)  except as  otherwise  specifically  set
                           forth herein, make any change in their respective certificates or articles of incorporation or bylaws;

                                    (ii)  declare  or pay  any  dividend  on its
                           outstanding shares of capital stock, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

                                    (iii)  enter  into or amend any  employment,
                           severance or similar agreements or arrangements with any directors or officers;

                                    (iv)  grant,  confer or award  any  options,
                           warrants, conversion rights or other rights not existing on the date hereof to acquire any shares of its capital stock; or

                                    (v)  purchase  or redeem  any  shares of its
                           capital stock, except as disclosed herein.

     SECTION 4.7 INDEMNIFICATION.

                           (a) CMG hereby agrees to indemnify  Mathy and each of
                  the officers, agents and directors of Mathy as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of 24 months.

                           (b) Mathy and its officers and directors hereby agrees to indemnify CMG and each of the officers, agents, directors and current shareholders of CMG as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement and particularly the representation regarding no liabilities referred to in Section 2.4(b). The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of 24 months.

     SECTION 4.8  UNDERTAKINGS  OF CMG.  Management  of CMG, who will assume the
management  of  Mathy  upon  Closing,   hereby   undertakes  to  Mathy  and  its
shareholders as follow:

                  (a) to exercise good faith in their efforts to file all reports required to be filed by the surviving company herein with the Securities and Exchange Commission or any other governmental agency, in a timely manner; and

                  (b) to exercise all due diligence in causing the surviving company to list its common stock for trading on any national stock exchange for which the surviving company may then qualify for such listing.

                                    ARTICLE V

                       CONDITIONS PRECEDENT TO OBLIGATIONS
                                    OF MATHY

     The   obligations  of  Mathy  under  this  Agreement  are  subject  to  the satisfaction, at or before the Closing Date, of the following conditions:

     SECTION 5.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by CMG in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and CMG shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by CMG prior to or at the Closing. Mathy shall be furnished with a certificate, signed by a duly authorized officer of CMG and dated the Closing Date, to the foregoing effect.

     SECTION 5.2 STOCKHOLDER APPROVAL. The stockholders of CMG shall have approved this Agreement and the transactions contemplated thereby in accordance with the laws of the State of California.

     SECTION 5.3 OFFICER'S CERTIFICATE. Mathy shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of CMG to the effect that no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of CMG, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the CMG Schedules, by or against CMG which might result in any material adverse change in any of the assets, properties, business or operations of CMG.

     SECTION 5.4 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of CMG.

     SECTION 5.5 OPINION OF COUNSEL TO CMG. Mathy shall receive an opinion dated the Closing Date of Horwitz & Beam, counsel to CMG, in substantially the following form:

                           (a)  CMG is a  corporation  duly  organized,  validly
                  existing, and in good standing under the laws of the State of California and has the corporate power and is duly authorized, qualified, franchised and licensed under all material applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to conduct its business as now conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.

                           (b) To the best knowledge of such legal counsel,  the
                  execution and delivery by CMG of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of CMG's articles of incorporation or bylaws or violate any court order, writ, injunction or decree applicable to CMG, or its properties or assets.

                           (c) The authorized  capitalization of CMG consists of
                  2,000,000 Common Shares, no par value per share. As of the date of Closing, as defined hereinbelow, there will be 2,000,000 Common Shares issued and outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemptive rights of any person. To the best knowledge of such legal counsel, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating CMG to issue any additional shares of any class of its capital stock prior to closing of the transactions contemplated herein.

                           (d)  This   Agreement   has  been  duly  and  validly
                  authorized, executed and delivered by CMG.

                           (e) To the  best  knowledge  of such  legal  counsel,
                  except as set forth in the CMG Schedules, there are no actions, suits or proceedings pending or threatened by or against or affecting CMG or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind.

                           (f) CMG has taken all actions required by the applicable laws of the State of California to permit the transfer of the CMG Common Shares to Mathy.

     SECTION 5.6 OTHER ITEMS. Mathy shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Mathy may reasonably request.

                                   ARTICLE VI

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF CMG

     The   obligations   of  CMG  under  this   Agreement  are  subject  to  the
satisfaction, at or before the Closing Date (unless otherwise indicated herein), of the following conditions:

     SECTION 6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by Mathy in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Mathy shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Mathy prior to or at the Closing. CMG shall have been furnished with a certificate, signed by a duly authorized executive officer of Mathy and dated the Closing Date, to the foregoing effect.

     SECTION 6.2 OFFICER'S CERTIFICATE. CMG shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Mathy to the effect that no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Mathy, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Mathy Schedules, by or against Mathy which might result in any material adverse change in any of the assets, properties, business or operations of Mathy.

     SECTION 6.3 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Mathy.

     SECTION 6.4 OPINION OF COUNSEL TO MATHY. CMG shall receive an opinion dated the Closing Date of Andrew I. Telsey, P.C., counsel to Mathy, in substantially the following form:

                           (a) Mathy is a corporation  duly  organized,  validly
                  existing, and in good standing under the laws of the state of Colorado and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.

                           (b) To the best knowledge of such legal counsel,  the
                  execution and delivery by Mathy of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of Mathy's articles of incorporation or bylaws or constitute a default or give rise to a right of termination, cancellation or acceleration under any material mortgage, indenture, deed of trust, license agreement or other obligation or violate any court order, writ, injunction or decree applicable to Mathy or its properties or assets.

                           (c) The authorized  capitalization  of Mathy consists
                  of 25,000,000 shares of Preferred Stock, par value $0.01 per share, and 100,000,000 Common Shares, no par value per share. As of the date hereof and as of the Closing of the transaction proposed herein, there will be 1,250,000 common shares of Mathy issued and outstanding (post forward split). There are no preferred shares issued or outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemptive rights of any person.

                           (d) The Mathy  Common  Shares to be issued to the CMG
                  stockholders pursuant to the terms of this Agreement will be, when issued in accordance with the terms hereof, legally issued, fully paid and non-assessable.

                           (e) This Agreement has been duly and validly authorized, executed, and delivered and constitutes the legal and binding obligation of Mathy, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

                           (f) To the best knowledge of such counsel,  except as
                  set forth in the Mathy Schedules, there are no actions, suits or proceedings pending or threatened by or against Mathy or affecting Mathy's properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind.

                           (g) Mathy has taken all actions required by the applicable laws of the state of Colorado to permit the issuance of the Mathy Common Shares to the CMG stockholders.

     SECTION 6.5 COMPLIANCE WITH REPORTING REQUIREMENTS. As of the Closing Date, Mathy shall be current in, and in compliance with all requirements of, all filings required to be tendered to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Said filings contain all of the information required pursuant to the Securities Exchange Act of 1934, as amended and, to the best knowledge of Mathy, do not fail to state any material facts which were required to be so stated.

     SECTION 6.6 OTHER ITEMS. CMG shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as CMG may reasonably request.

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1 BROKERS AND FINDERS. Except as set forth in Schedule 7.1, each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person not listed in Schedule 7.1 for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     SECTION 7.2 LAW; FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, except as US federal law may be applicable.

     SECTION 7.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

                  If to Mathy:            Mr. Andrew I. Telsey
                                          2851 S. Parker Road
                                          Suite 720
                                          Aurora, Colorado 80014

                  If to CMG:              The Cooper Memphis Group, Inc.
                                          18004 Skypark Circle
                                          Suite 170
                                          Irvine, CA 92614
                                          Attention: Mr. Charles M. Davis,
                                          President

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

     SECTION 7.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     SECTION 7.5 CONFIDENTIALITY. Each party hereto agrees with the other parties that, unless and until the reorganization contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

     SECTION 7.6 SCHEDULES; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     SECTION 7.7 THIRD PARTY BENEFICIARIES. This contract is solely among Mathy and CMG and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     SECTION 7.8 ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

     SECTION 7.9 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

     SECTION 7.10 COUNTERPARTS FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

     SECTION 7.11 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     SECTION 7.12 INCORPORATION OF RECITALS. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

     SECTION 7.13 EXPENSES. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation therefor.

     SECTION 7.14 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     SECTION 7.15 BENEFIT. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     SECTION 7.16 PUBLIC ANNOUNCEMENTS. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

     SECTION 7.17 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     SECTION 7.18 FAILURE OF CONDITIONS; TERMINATION. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

     SECTION 7.19 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

     SECTION 7.20 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                                       MATHY CORPORATION



                                       By: /s/ Andrew I. Telsey
                                          ------------------------
                                          Andrew I. Telsey, President


                                       THE COOPER MEMPHIS GROUP, INC.



                                       By: /s/ Charles M. Davis
                                          -----------------------------
                                          Charles M. Davis, President

COUNTY OF ARAPAHOE                          }
                                            }   ss.
STATE OF COLORADO                           }



         SUBSCRIBED AND SWORN TO BEFORE me by Andrew I. Telsey, this 7th day of May, 1999.

         My Commission Expires:    March 3, 2002                     .


                                           /s/ Darlene D. Kell
                                           -------------------
                                           Notary Public

                                           Printed Name: Darelene D. Kell


COUNTY OF COOK                              }
                                            }   ss.
STATE OF ILLINOIS                           }



         SUBSCRIBED AND SWORN TO BEFORE me by Charles M. Davis this 7th day of May, 1999.

         My Commission Expires: October 29, 2000
              .


                                            /s/ Joseph A. Spano
                                            -------------------
                                            Notary Public

                                            Printed Name: Joseph A. Spano

                                   EXHIBIT "A"


                            FORM OF INVESTMENT LETTER

                                INVESTMENT LETTER

May   , 1999


MATHY CORPORATION
2851 S. Parker Road, Suite 720
Aurora, Colorado 80014


Gentlemen:

The undersigned herewith deposits certificate(s) for shares of common stock of The Cooper Memphis Group, Inc., a California corporation, ("CMG"), as described below (endorsed, or having executed stock powers attached) in acceptance of and subject to the terms and conditions of that certain Agreement and Plan of Reorganization (the "Agreement"), between Mathy Corporation (the "Company") and CMG, dated May 7, 1999, receipt of which is hereby acknowledged, in exchange for shares of Common Stock of CMG (the "Exchange Shares"). If any condition precedent to the Agreement is not satisfied within the relevant time parameters established in the Agreement (or any extension thereof), the certificate(s) are to be returned to the undersigned.

The undersigned hereby represents, warrants, covenants and agrees with you that, in connection with the undersigned's acceptance of the Exchange Shares and as of the date of this letter:

         1. The undersigned is aware that his acceptance of the Exchange Shares is irrevocable, absent an extension of the Expiration Date of any material change to any of the terms and conditions of the Agreement.

         2. The undersigned warrants full authority to deposit all shares referred to above and the Company will acquire good and unencumbered title thereto.

         3. The undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of the undersigned.

         4. By execution hereof, the undersigned hereby confirms that the Company's common stock to be received in exchange for CMG common stock (the "Securities"), will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By execution hereof, the undersigned further represents the undersigned does not have any contract, undertaking, agreement or arrangement with any third party, with respect to any of the

Securities.

         5. The undersigned understands that the Securities are being issued pursuant to available exemption thereto and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. I understand that no registration statement has been filed with the United States Securities and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder such as me by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. I understand that I cannot sell the Securities unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection I understand that the Company has advised the Transfer Agent for the Common Shares that the Securities are "restricted securities" under the 1933 Act and that they may not be transferred by me to any person without the prior consent of the Company, which consent of the Company will require an opinion of my counsel to the effect that, in the event the Securities are not registered under the 1933 Act, any transfer as may be proposed by me must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, I acknowledge that a legend to the following effect will be placed upon the certificate representing the Securities and that the Transfer Agent has been advised of such facts:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         I understand that the foregoing legend on my certificate for the Common Shares limits their value, including their value as collateral.

         6. The undersigned represents that he is experienced in evaluation and investing in securities of companies in the development stage and acknowledges that it is able to fend for himself, can bear the economic risk of this investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

         IN WITNESS WHEREOF, the undersigned has duly executed this Investment Letter as of the date indicated hereon.

Dated: May 7, 1999

Very truly yours,



----------------------------
(signature)



----------------------------
(print name in full)



----------------------------
(street address)



----------------------------
(city, state, zip)



----------------------------
(social security number or
 employer identification no.)

                            DRIVINGAMERICA.COM, INC.


                            EXHIBIT 16.1 TO FORM 8-K


                      LETTER OF RESIGNATION OF REGISTRANT'S

                        INDEPENDENT CERTIFIED ACCOUNTANT

                      KISH, LEAKE & ASSOCIATES, P.C.

                       Certified Public Accountants


J.D. Kish, C.P.A., M.B.A.                      7901 E. Belleview Ave., Suite 220
James D. Leake, C.P.A., M.T.                           Englewood, Colorado 80111
____________________________                            Telephone (303) 779-5006
Arleen R. Brogan, C.P.A.                                Facsimile (303) 779-5724





May 24, 1999


Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 5th Street N.W.
Washington, D.C.  20549

We would like to inform you that we have read the disclosures provided by Mathy Corporation (Comm. Number 0-24447) in its filing of Form 8-K dated May 7, 1999 and that there are no disagreements regarding the statements made under Item 4-Changes in Registrant's Certifying Accountant.

Sincerely,

s/Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.